Exhibit 99.2

Investor Presentation April 2021 REALTY GROWTH NYSE: CTO

Forward Looking Statements 2 Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward- looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward- looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; the ultimate geographic spread, severity and duration of pandemics such as the recent outbreak of the novel coronavirus, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of Alpine Income Property Trust, Inc.(NYSE: PINE) or the venture formed when the Company sold its controlling interest in the entity that owned the Company’s remaining land portfolio, of which the Company has a retained interest; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 or Form 10-Q for the quarte ended March 31, 2021, as filed with the SEC. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances. References in this presentation: ▪ All information is as of March 31, 2021, unless otherwise noted. ▪ Annualized straight-line Base Rent (“ABR” or “Rent”) and the statistics based on ABR are calculated based on our current portfolio as of March 31, 2021 and represent straight-line rent calculated in accordance with GAAP. ▪ Dividends, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. ▪ A credit rated, or investment grade rated tenant (a tenant carrying a rating of BBB- or Baa3 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC). ▪ Contractual Base Rent (“CBR”) represents the amount owed to the Company under the terms of its lease agreements at the time referenced. Non-GAAP Financial Measures Our reported results are presented in accordance with GAAP. We also disclose Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”), both of which are non-GAAP financial measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and the land sales gains included in discontinued operations. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies. Investor Inquiries: Matthew M. Partridge Senior Vice President, Chief Financial Officer and Treasurer (386) 944-5643 mpartridge@ctoreit.com

Company Profile 3 As of March 31, 2021 or as otherwise noted; any differences a result of rounding. (1) Based on monthly Contractual Base Rent (“CBR”), which represents the amount owed to the Company under the terms of its lease agreements in each respective month. (2) Calculated on 2,039,644 common shares and partnership units CTO owns in PINE and PINE’s March 31, 2021 closing stock price. (3) Calculated on 5,957,079 shares outstanding as of March 31, 2021. (4) Includes cash, cash equivalents, restricted cash and borrowing availability on the Company’s revolving credit facility. (5) As announced on April 28, 2021; yield based on CTO’s April 28, 2021 closing stock price. $310M $287M $592M EQUITY MARKET CAP(3) OUTSTANDING DEBT TOTAL ENTERPRISE VALUE (Net of Cash)(4) $35M INVESTMENT IN ALPINE INCOME PROPERTY TRUST(2) $3.90 – $4.20 AFFO PER SHARE GUIDANCE RANGE 27 2.8M $43M PROPERTIES SQUARE FEET IN-PLACE NET OPERATING INCOME 100% Q1 2021 RENT COLLECTION(1) Q2 2021 ANNUALIZED DIVIDEND(5) $4.00/share 7.6% CURRENT ANNUALIZED DIVIDEND YIELD(5) THE STRAND, JACKSONVILLE, FL 245 RIVERSIDE, JACKSONVILLE, FL

Year-to-Date 2021 Highlights 4 Strong Financial Performance ▪ Reported Q1 2021 FFO and AFFO per share of $0.89 and $0.97, respectively ▪ Paid and announced a $1.00 per share regular quarterly cash dividend for Q1 2021 and Q2 2021, respectively Accretive Investment Activity ▪ Acquired 2 properties in Q1 2021 for $38.5 million at a 7.9% cash cap rate ▪ Sold 3 properties in for $16.4 million at a 7.0% weighted-average exit cap rate ▪ Sold 25,000 acres of subsurface interests for $1.9 million ▪ Non-cash, unrealized gain of $4.8 million on the mark-to-market of the investment in PINE ▪ More than $200 million of additional asset sales identified to fund future investment at attractive net investment spreads Attractive and Well-Performing Portfolio ▪ Collected an average of 100% of Contractual Base Rents for the first four months of 2021 ▪ Signed 133,500 SF of new leases, extensions and renewals at an average rent PSF of $13.12 ▪ 93% occupied portfolio in high-growth, business friendly markets ▪ 90% of Annualized Base Rent comes from metropolitan statistical areas with more than one million people As of April 29, 2021 or as otherwise noted; any differences a result of rounding.

Experienced Management Team CTO Realty Growth is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long-term track record. 5 John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Helal A. Ismail Vice President – Investments ▪ Former Associate of Jefferies Real Estate Gaming and Lodging Investment Banking and Manager at B-MAT Homes, Inc. Matthew M. Partridge Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) E. Scott Bullock Vice President – Real Estate ▪ Former Managing Director of Corporate Development for International Speedway Corporation; Senior Development Manager of Crescent Resources LLC; Development Manager of Pritzker Realty Group, L.P.; and Project Engineer for Walt Disney Imagineering.

Investment Strategy CTO’s investment strategy is focused on generating outsized returns for our shareholders through a combination of asset-level value creation, acquiring at meaningful discounts to replacement cost, and sustainably growing organizational level cash flow. Diversified asset investment strategy Markets that project to have above-average job and population growth States with favorable business climates Initial focus on value-add retail and office properties with strong real estate fundamentals Seek properties with leasing or repositioning upside or highly stable assets with an identifiable opportunity to drive long-term, outsized risk-adjusted returns Acquiring at meaningful discounts to replacement cost and below market rents Miami Orlando Tampa Atlanta Jacksonville Nashville Charlotte Raleigh-Durham Northern Virginia Dallas Houston Austin Denver Boulder Salt Lake City Las Vegas Reno Phoenix 6

Tenant Strategy CTO’s tenant strategy is to align its investments with high-quality, relevant and well-performing tenants who support stable operating fundamentals and who promote community engagement engagement. 7 Nearly 50% of Contractual Base Rent comes from these high-quality tenants

32% 66% 3% Office Retail Hotel Portfolio At A Glance 8 FL 33% AZ 13% GA 12% NC 9% NM 8% TX 8% VA 7% UT 4% NV 7% Other 5% 49% 51% Single-Tenant Multi-Tenant Income Producing Property CTO Target Market/State Non-Target State Where CTO Owns a Property Percentages listed based on in-place, cash rent as or March 31, 2021.

Ashford Lane, Atlanta, GA (Repositioning) 9 Acquired as Perimeter Place in 2020, with an opportunity to up-tier through targeted lease-up, an improved tenant mix and market repositioning ▪ High barrier-to-entry location with new residential projects, increasing density and 24- hour demand ▪ Near southeast corporate headquarters for UPS, State Farm, First Data, IHG and Mercedes Benz ▪ Daytime population over 126,000 in 3-mile radius; average household income of $125,000 ASHFORD LANE, ATLANTA, GA ASHFORD LANE, ATLANTA, GA ASHFORD LANE, ATLANTA, GA

Ashford Lane, Atlanta, GA (Repositioning) 10 Ashford Lane will incorporate outdoor seating and eating areas, along with a number of new green spaces, including The Lawn, that will drive a more community-focused experience Ashford Lane is being repositioned as a higher-end shopping and dining destination within a growing and relatively affluent submarket of Atlanta ▪ Signed a new 17,000 square foot lease with a food hall operator who will open in mid-to- late-2021 ▪ Opportunity to deliver increased rental rates with higher-end tenants supported by new multi-family and office development ▪ Additional green space, outdoor seating and eating areas will support improved foot traffic and offer restaurant-focused amenities ▪ Currently negotiating letters of intent and forms of lease with over five prospective tenants

Beer Garden Redevelopment, Daytona Beach, FL 11 ▪ Organic growth opportunity to create immediately cash flowing asset from legacy vacant land ▪ Leverages strong leisure travel demand and limited food in beverage options in one of the countries most active vacation destinations ▪ Complimentary to the Company’s existing restaurant assets in the market, both of which are experiencing record sales volumes ▪ Negotiating with apartment developer to develop multi-family on the balance of the site The proposed beer garden will be a come-as-you-are beer garden and adult playground on a half acre-to-full acre site in Daytona Beach, Florida

Crabby’s Oceanside Expansion, Daytona Beach, FL 12 ▪ Organic growth opportunity to expand existing footprint to create a “Tiki Bar” that better engages with the beach ▪ CTO to receive up to a double-digit yield on cost through base rent, with upside through percentage rent above a natural sales breakpoint ▪ Cost to CTO estimated to be between $1.0 million - $1.5 million ▪ Complimentary to the existing restaurant, which is experiencing record sales volume

Recent Acquisitions – Jordan Landing, West Jordan, UT 13 Jordan Landing is a three-tenant, approximately 183,000 square foot retail building within the major retail corridor of West Jordan, UT in the growing Salt Lake City, UT metropolitan area anchored by At Home and Burlington. ▪ Three-mile population of approximately 143,000, average household incomes of nearly $105,000 ▪ Property is 93% occupied with highly productive tenants, in a centrally located retail corridor that is one of the most trafficked centers in the country ▪ Visibility along UT-154, which experiences more than 55,000 vehicles per day ▪ Strong initial cash yield, with all in-place leases featuring contractual rent escalations in the base term ▪ Acquired at $109 PSF, suggesting a significant discount to replacement cost in consideration of underlying real estate fundamentals and demographic trends JORDAN LANDING, WEST JORDAN, UT JORDAN LANDING, WEST JORDAN, UT

Recent Acquisitions – Westland Gateway, Hialeah, FL 14 Westland Gateway is a four-tenant, approximately 108,000 square foot retail building that is master leased to a public company owner & developer, and is located in the highly desirable Miami submarket of Hialeah, FL. ▪ Two layers of credit – Triple net master lease structure with strong underlying rent coverage from in-place leases, 70% of which comes from tenants with parent-level investment grade credit ratings ▪ Acquired at a significant discount to replacement cost in consideration of providing the seller a repurchase option ▪ Recently renovated property with fixed rent escalations from the master lease ▪ Low vacancy submarket with high-density demographics and traffic counts of more than 57,000 vehicles per day ▪ Master lease provides a minimum unlevered return of 9% to CTO if the repurchase option is exercised WESTLAND GATEWAY PLAZA, HIALEAH, FL WESTLAND GATEWAY PLAZA, HIALEAH, FL

Recent Acquisitions – Sabal Pavilion, Tampa, FL 15 Situated on 12 acres at the entrance to Sabal Park, one of Tampa's most widely-recognized master-planned business parks, Sabal Pavilion is a high- quality office building built by Highwoods Properties, Inc. has been 100% occupied by Ford Motor Credit since 2000 and serves as one of four regional business centers in the United States for the financing subsidiary. ▪ Acquired below replacement cost with minimal expected capital expenditures ▪ High relative yield with a going-in cap rate of 8.4% and an attractive net recovery lease structure ▪ Single tenant office building in a desirable location and a growing Tampa, FL market ▪ Fixed rent escalations with potential upside through future lease extension or backfill; lease recently extended to 2026 SABAL PAVILION, TAMPA, FL SABAL PAVILION, TAMPA, FL

Land Joint Venture 16 Largest Remaining Parcels to Sell 850 Acres - Industrial Park Estimated Value: $20 million - $30 million 177 Acres - Tomoka North Estimated Value: $20 million - $30 million 155 Acres - Tomoka Village Estimated Value: $12M - $17M Approximately 1,600 acres remaining in the Land Joint Venture Land Joint Venture Summary of Terms ▪ Estimated market value of remaining land is $70 - $95 million ($16 million under contract) ▪ JV Partner’s current capital account balance is approximately $33 million ▪ JV Partner is guaranteed a preferred return of < 13% ▪ CTO receives 90% of all proceeds once the JV Partner capital account is $0 and the preferred return is achieved ▪ Book value of CTO’s interest in the land JV before taxes is approximately $42 million

Peer Comparisons 17 22.5x 19.5x 16.7x 15.4x 14.1x 13.5x 12.9x 12.5x 3.9% 2.9% 3.5% 5.7% 2.4% 5.1% 7.7% 4.4% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x 18.0x 19.0x 20.0x 21.0x 22.0x 23.0x 24.0x 25.0x All peer data from Capital IQ. CTO has a relative outsized dividend yield and very attractive valuation relative to its diversified REIT the peer group. 2021 FFO Multiple and Annualized Dividend Yield

# Balance Sheet


Debt Maturities
($ in millions)
$65.2
$44.8
$100.0
$65.2
$44.8
$100.0
$62.5
$50.0
$30.0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Fixed
Floating
Total Commitments

- CTO has minimal interest rate volatility with only 16% variable rate debt
- Approximately 10% of CTO's debt is secured; the remaining 90% is unsecured

| Component of Long-Term Debt | Principal | Interest Rate | Maturity Date |
|---|---|---|---|
| Revolving Credit Facility (1) | $100.0 million | 0.7325% + [1.35% – 1.95%] | May 2023 |
| Revolving Credit Facility | $44.8 million | 30-day LIBOR + [1.35% – 1.95%] | May 2023 |
| 2025 Convertible Senior Notes | $62.5 million | 3.88% | April 2025 |
| 2026 Term Loan (2) | $50.0 million | 0.2200% + [1.35% – 1.95%] | March 2026 |
| Mortgage Note Payable | $30.0 million | 4.33% | October 2034 |
| **Total Debt / Weighted-Average Interest Rate** | **$287.3 million** | **2.62%** | |

Any differences a result of rounding.
(1) Effective March 31, 2020, the Company utilized an interest rate swap to achieve a fixed LIBOR rate of 0.7325% plus the applicable spread on $100 million of the outstanding balance on the revolving credit facility.
(2) Effective March 10, 2021, the Company redesignated the interest rate swap that previously hedged $50.0 million of the outstanding balance on the revolving credit facility to the $50.0 million term loan balance.

18

2021 Guidance 19 Full Year 2021 Guidance Ranges Acquisition of Income-Producing Assets $75.0 million – $125.0 million Target Investment Yield (Initial Yield – Unlevered) 6.50% – 7.25% Disposition of Income-Producing Assets $75.0 million – $125.0 million Target Disposition Yield 6.35% – 6.75% FFO per Diluted Share $3.80 – $4.10 AFFO per Diluted Share $3.90 – $4.20

Appendix REALTY GROWTH FIDELITY, ALBUQUERQUE, NM NYSE: CTO

Schedule of Properties 21 Property Asset Type Property Type Square Feet Occupancy % of ABR Ashford Lane – Atlanta, GA Multi-Tenant Retail 269,695 71% 13.4% Crossroads Towne Center – Chandler, AZ Multi-Tenant Retail 253,977 98% 11.3% The Strand – Jacksonville, FL Multi-Tenant Retail 212,287 92% 10.8% Fidelity – Albuquerque, NM Single Tenant Office 210,067 100% 8.0% 245 Riverside – Jacksonville, FL Multi-Tenant Office 136,855 89% 6.5% Wells Fargo – Raleigh, NC Single Tenant Office 450,393 100% 6.1% The Carpenter Hotel – Austin, TX Single Tenant Retail 73,508 100% 5.4% Sabal Pavilion – Tampa, FL Single Tenant Office 120,500 100% 5.0% West Jordan SC – West Jordan, UT Multi-Tenant Retail 183,320 93% 3.8% Westland Gateway Plaza – Hialeah, FL Single Tenant Retail 108,029 100% 3.8% General Dynamics – Reston, VA Single Tenant Office 64,319 100% 3.4% 24 Hour Fitness – Falls Church, VA Single Tenant Retail 46,000 100% 3.4% Eastern Commons SC – Henderson, NV Multi-Tenant Retail 146,667 88% 3.3% Lowe’s – Katy, TX Single Tenant Retail 131,644 100% 2.0% Green shading denotes a ground lease property or a property that has parcels that are ground leased, where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

Schedule of Properties 22 Property Asset Type Property Type Square Feet Occupancy % of ABR Burlington – North Richland Hills, TX Single Tenant Retail 70,891 100% 1.9% Landshark Bar & Grill – Daytona Beach, FL Single Tenant Retail 6,264 100% 1.6% Harris Teeter/Food Lion – Charlotte, NC Single Tenant Retail 45,089 100% 1.5% Westcliff Center – Fort Worth, TX Multi-Tenant Retail 136,185 61% 1.2% Rite Aid – Renton, WA Single Tenant Retail 16,280 100% 1.2% Party City – Oceanside, NY Single Tenant Retail 15,500 100% 1.1% Chuy’s – Jacksonville, FL Single Tenant Retail 7,950 100% 0.9% Big Lots – Phoenix, AZ Single Tenant Retail 34,512 100% 0.8% Walgreens – Clermont, FL Single Tenant Retail 13,650 100% 0.7% Big Lots – Germantown, MD Single Tenant Retail 25,589 100% 0.7% Firebirds – Jacksonville, FL Single Tenant Retail 6,948 100% 0.7% Staples – Sarasota, FL Single Tenant Retail 18,120 100% 0.6% Crabby’s Oceanside – Daytona Beach, FL Single Tenant Retail 5,780 100% 0.6% Total Portfolio 27 2,810,019 93% 100% Green shading denotes a ground lease property or a property that has parcels that are ground leased, where the Company owns the land, and the tenant owns the building and the improvements and leases the land from the Company.

REALTY GROWTH NYSE: CTO THE CARPENTER HOTEL, AUSTIN, TX Ground Lease in Austin